UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2006
(Date of earliest event reported)

KNAPE & VOGT MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-01859 (Commission File Number)	38-0722920 (IRS Employer Identification no.)

2700 Oak Industrial Drive, N.E. Grand Rapids, MI (Address of principal executive office)	49505 (Zip Code)

Registrant’s telephone number, including area code:   (616) 459-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.      Regulation FD Disclosure

        On July 26, 2006, the shareholders of Knape & Vogt Manufacturing Corporation approved the Agreement and Plan of Merger, dated February 9, 2006, by and among Wind Point Partners V, L.P., as subsequently assigned to Wind Point Partners VI, L.P., Slideco, Inc., a subsidiary of Wind Point Partners VI, L.P., and Knape & Vogt Manufacturing Company, and the merger contemplated therein. The closing of the merger remains subject to other customary closing conditions.

        The above statements are being furnished pursuant to this Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2006	KNAPE & VOGT MANUFACTURING COMPANY (Registrant) /s/ William R. Dutmers —————————————— William R. Dutmers Chairman of the Board and Chief Executive Officer